UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2014 (February 5, 2014)

(Exact name of registrant as specified in its charter)

Delaware	001-02217	58-0628465
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Coca-Cola Plaza Atlanta, Georgia	30313
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 676-2121

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  8.01       Other Events.

                On February 5, 2014, The Coca-Cola Company (the "Company")  issued a press release announcing the entry into agreements with Green Mountain Coffee Roasters, Inc. ("GMCR") providing for the development and introduction of the Company's global brand portfolio for use in GMCR's forthcoming Keurig ColdTM at-home beverage system and the acquisition by a wholly owned subsidiary of the Company of an approximately 10% equity position in GMCR.  The Keurig ColdTM system will be a multi-brand system.  As a foundational partner, the agreements provide the Company with some initial exclusivity provisions that will give it a first-mover advantage on this new platform.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01(d)   Financial Statements and Exhibits.

(d)            Exhibits

Exhibit No.	Description
Exhibit 99.1	Press release of the Company, dated February 5, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COCA-COLA COMPANY
(REGISTRANT)

Date: February 6, 2014	By:	/s/ KATHY N. WALLER
		Name:	Kathy N. Waller
		Title:	Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press release of the Company, dated February 5, 2014